Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Andras Bende, Chief Financial Officer of International Money Express, Inc. (the “Company”), certify, pursuant to 18 U.S.C. Section 1350, that, to my knowledge:
1.the Annual Report on Form 10-K of the Company for the year ended December 31, 2023 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 28, 2024

	By:	/s/ Andras Bende
	Name:	Andras Bende
	Title:	Chief Financial Officer
(Principal Financial Officer)